Supplement dated June 25, 2020
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2020, for the following funds:
Fund
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund
Multi-Manager Alternative Strategies Fund
Effective immediately, the changes described in this supplement are hereby made to the SAI.
The following information under the subsection “Organization and Management of Wholly-Owned Subsidiaries” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
Each of MM Alternative Strategies Fund and Multi Strategy Alternatives Fund (for purposes of this section, referred to collectively as a “Fund”) may invest a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at P.O. Box 309, Ugland House, Grand Cayman Islands.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager and, where applicable, the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as a director of the Subsidiary:
Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Brian M. Engelking 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1979	Director since March 2020	Global Lead Financial Officer – Columbia Threadneedle Investments at Ameriprise Financial, Inc. since June 2020. Previously, Vice President – Finance, Ameriprise Financial, Inc. and served in various finance leadership roles with Ameriprise Financial, Inc. since 2000.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1970	Director since January 2015	See Fund Governance – Fund Officers.
The Subsidiary has entered into a separate management agreement for the provision of advisory and administrative services with the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary pays the Investment Manager an annual fee for its management services, as set forth in the management agreement and the table below.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_029_(06/20)